SUPPLEMENT TO
THE CLASS S SHARES AND CLASS Y SHARES PROSPECTUSES
DATED JULY 31, 2010, AS SUPPLEMENTED ON AUGUST 13, 2010,
OCTOBER 1, 2010, OCTOBER 20, 2010, DECEMBER 16, 2010,
JANUARY 20, 2011, APRIL 1, 2011, AND JUNE 29, 2011

The date of this Supplement is July 14, 2011.

The following changes are made in the prospectuses of the Class S shares (the “Class S Shares Prospectus”) and of the Class Y-1, Y-2, and Y-3 shares (the “Class Y Shares Prospectus”) of MGI Funds:

1.           The following information relating to the MGI Non-US Core Equity Fund is added under the caption “Fund Management—Subadvisors and Portfolio Managers,” on page 27 of the Class S Shares Prospectus and on page 28 of the Class Y Shares Prospectus:

William Blair & Company, L.L.C.

William Blair’s allocated portion of the Fund’s portfolio is managed by the following members of the firm’s International Growth Equity Team:

•	Todd M. McClone, Principal, CFA, joined William Blair in 2000. Mr. McClone began managing an allocated portion of the Fund’s portfolio in July 2011.
•	Jeffrey A. Urbina, Principal, CFA, joined William Blair in 1996. Mr. Urbina began managing an allocated portion of the Fund’s portfolio in July 2011.

2.           The following information relating to the MGI Non-US Core Equity Fund is added to the section “The Subadvisors” on page 59 of the Class S Shares Prospectus and on page 60 of the Class Y Shares Prospectus:

William Blair & Company, L.L.C., located at 222 West Adams Street, Chicago, IL  60606, serves as a subadvisor to the Fund.  William Blair is 100% employee-owned and is an investment adviser registered with the SEC.  Messrs. McClone and Urbina are primarily responsible for the day-to-day management of William Blair’s allocated portion of the Fund’s portfolio.  The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, William Blair uses an investment process that is methodical and focused.  William Blair’s experienced team of equity analysts uses sector (as well as capitalization) responsibilities as a way to divide research responsibilities.  William Blair begins with a non-U.S. investable universe of approximately 10,000 companies.  Over time, the firm has developed proprietary quantitative models as tools to help winnow down the research universe to the companies that best fit William Blair’s quality growth investment criteria.  These models screen for the long-term factors that are most important to the process (i.e., earnings and revenue growth, consistency of growth, projected future growth, balance sheet metrics, etc.) of narrowing the universe to approximately 1,000 to 1,500 companies across sectors and regions outside the United States, which are then incorporated into William Blair’s Eligibility List.

William Blair’s team frequently meets with members of management of the companies on the Eligibility List.  Not all of the companies that screen well will be added to the Eligibility List, because William Blair’s team members may have doubts about the quality of management in the long term.  Generally, one of the team members will have met with management at least once, prior to investing in a company.

From the Eligibility List, William Blair develops a focus list or “Research Agenda,” which identifies potential buy and sell candidates.  Each company on the Research Agenda is assigned to a team member based upon his/her research coverage.  Each analyst evaluates his/her assigned companies to determine whether to recommend these companies as potential buy ideas or sell candidates to the rest of the team.  William Blair’s fundamental analysis, its long-term and current growth expectations for the company, its assessment of risks and fit in the portfolio, and quantitative data are summarized in a short report and presented to the team. The team discusses the sustainability of prospective growth, competitive advantages of the company versus its peers by product or service, and risks to William Blair’s growth outlook.  Based on these discussions, the portfolio managers make decisions regarding the investment prospect for each company.

MGI FUNDS™

SUPPLEMENT TO
THE STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2010, AS SUPPLEMENTED ON AUGUST 13, 2010,
OCTOBER 1, 2010, OCTOBER 20, 2010, DECEMBER 16, 2010,
JANUARY 20, 2011, AND APRIL 1, 2011

The date of this Supplement is July 14, 2011.

The following changes are made in the Statement of Additional Information of MGI Funds:

1.           In the section entitled “Subadvisors and Portfolio Managers,” the following information is added after the information for AllianceBernstein L.P. on page 43:

William Blair & Company, L.L.C., located at 222 West Adams Street, Chicago, Illinois  60606, serves as a subadvisor to the MGI Non-US Core Equity Fund.  William Blair is 100% employee-owned.  William Blair is an investment adviser registered with the SEC.

2.           In Appendix B, entitled “Proxy Voting Policies,” the following proxy policy is added immediately following AllianceBernstein L.P.’s proxy policy on page B-153

William Blair & Company

Global Proxy Voting Policy Statement
Procedures and Guidelines

This statement sets forth the proxy voting policy and procedures of William Blair & Company, L.L.C. It is provided to all covered clients as described below even if we currently do not have authority to vote proxies for their account.

The Department of Labor has stated that the fiduciary act of managing plan assets by an investment adviser generally includes the authority to vote proxies for shares held by a plan unless the plan documents reserve this authority to some other entity. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisers Act of 1940. William Blair & Company, LLC is a registered investment adviser under the Investment Advisers Act of 1940. The Securities and Exchange Commission requires registered investment advisers to implement a proxy voting policy and procedures with respect to the voting of proxies for its advisory clients. The rule changes require registered investment advisers to identify potential conflicts involved in the voting of proxies as well as introducing specific recordkeeping and disclosure requirements. This policy is intended to comply with the applicable rules of the Department of Labor and the Securities and Exchange Commission.

General Policy

William Blair & Company shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. William Blair & Company shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. William Blair & Company is not responsible for voting proxies it does not receive. However, William Blair & Company will make reasonable efforts to obtain missing proxies.

All proxies are reviewed by the Proxy Administrator, subject to the requirement that all votes shall be cast solely in the best interest of the clients in their capacity as shareholders of a company. The Proxy Administrator votes the proxies according to the Voting Guidelines (Domestic or International), which are designed to address matters typically arising in proxy votes. William Blair & Company does not intend the Voting Guidelines to be exhaustive; hundreds of issues appear on proxy ballots and it is neither practical nor productive to fashion a guideline for each. Rather, William Blair & Company’s Voting Guidelines are intended to cover the most significant and frequent proxy issues that arise.

For issues not covered or to be voted on a “Case-by-Case” basis by the Voting Guidelines, the Proxy Administrator will consult the Proxy Policy Committee. The Proxy Policy Committee will review the issues and will vote each proxy based on information from the company, our internal analysts and third party research sources, in the best interests of the clients in their capacity as shareholders of a company. The Proxy Policy Committee consists of certain representatives from the Investment Management Department, including management, portfolio manager(s), analyst(s), operations, as well as a representative from the Compliance Department. The Proxy Policy Committee reviews the Proxy Voting Policy and procedures annually and shall revise its guidelines as events warrant.

Conflicts of Interest Policy

William Blair & Company is sensitive to conflicts of interest that may arise in the proxy decision-making process and we have identified the following potential conflicts of interest:
•	William Blair & Company has received investment banking compensation from the company in the preceding 12 months or anticipates receiving investment banking compensation in the next three months.

•	A William Blair & Company principal or employee currently serves on the company’s Board of Directors.

•
William Blair & Company, its principals, employees and affiliates (including, without limitation, William Blair Capital Partners Funds and William Blair Mezzanine Funds), in the aggregate, own 1% or more of the company’s outstanding shares.

•	The Company is a client of the Investment Management Department.

In the event that any of the above potential conflicts of interest arise, The Proxy Policy Committee will vote all proxies for that company in the following manner:

•	If our Voting Guidelines indicate a vote “For” or “Against” a specific issue we will continue to vote according to the Voting Guidelines

•
If our Voting Guidelines have no recommendation or indicate a vote on a “Case-by-Case” basis, we will vote consistent with the voting recommendation provided by Institutional Shareholder Services (ISS), an independent third party research provider, utilized by William Blair & Company, which analyzes each vote from the shareholder vantage point

International Markets Share Blocking Policy

In international markets where share blocking applies, we typically will not, but reserve the right to, vote proxies due to liquidity constraints. Share blocking is the “freezing” of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies. Share blocking typically takes place between 1 and 20 days before an upcoming shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, the potential exists for a pending trade to fail if trade settlement falls on a date during the blocking period. William Blair & Company shall not subordinate the interests of participants and beneficiaries to unrelated objectives.

Recordkeeping and Disclosure

Pursuant to this policy, William Blair & Company will retain: 1) the Proxy Voting Policy Statement and Procedures; 2) all proxy statements received regarding client securities 3) records of all votes cast on behalf of clients; 4) records of client requests for proxy voting information, and 5) any documents prepared by William Blair & Company that are material to making a decision how to vote, or that memorialize the basis for the decision.

Upon a client’s request to the Proxy Administrator, William Blair & Company will make available to its clients a report on proxy votes cast on their behalf. These proxy-voting reports will demonstrate William Blair & Company’s compliance with its responsibilities and will facilitate clients’ monitoring of how their securities were voted.

The Proxy Voting Policy Statement and Procedures will be provided with each advisory contract and will also be described and provided with the Form ADV, Part II.

Exhibit A – Share Block by Country

Country	Shareblocking Start Period	Shareblocking End Period
Argentina	Generally 3-7 business days prior to meeting date.	1 business day following successful conclusion of the meeting.
Austria	Not applicable.	Not applicable.
Belgium	Application of blocking varies by issuer	1 business day following successful conclusion of the meeting.
Czech Republic	Varies by Issuer. Generally 2- 7 business days prior to meeting date.	1 business day following successful conclusion of the meeting.
Egypt	Generally 3 business days prior to meeting date.	1 business day following successful conclusion of the meeting.
Greece	Generally 5 business days prior to meeting date.	1 business day following successful conclusion of the meeting.
Hungary	Varies by Issuer.	1 business day following successful conclusion of the meeting.
Italy	Generally 1-5 business days prior to meeting date.	1 business day following successful conclusion of the meeting.
Kazakhstan	Varies by Issuer.	1 business day following successful conclusion of the meeting.
Latvia	Generally 10 business days prior to meeting date.	1 business day following successful conclusion of the meeting.
Lebanon	Varies by Issuer.	1 business day following successful conclusion of the meeting.
Luxembourg	Varies by issuer.	1 business day following successful conclusion of the meeting.
Mauritius	Varies by issuer.	1 business day following successful conclusion of the meeting.
Morocco	Generally 1 business day prior to meeting date.	1 business day following successful conclusion of the meeting.
Netherlands Antilles	Varies by Issuer.	1 business day following successful conclusion of the meeting.
Netherlands	Varies by issuer.	1 business day following successful conclusion of the meeting.
Norway	Application of blocking varies by Subcustodian	1 business day following successful conclusion of the meeting.
Poland	Not applicable.	Not applicable.
Portugal	Generally 10-20 business days prior to meeting date.	1 business day following successful conclusion of the meeting.
Slovak Republic	Varies by issuer.	1 business day following successful conclusion of the meeting.
Switzerland	Varies by issuer.	1 business day following successful conclusion of the meeting.
Turkey	Generally 7 business days prior to meeting date.	1 business day following successful conclusion of the meeting.

1.           Operational Items

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2.	Board of Directors

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, on a committee, or the entire board, due to:

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company; or

•	Failure to replace management as appropriate; or

•
Egregious actions related to the director(s) “service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

RMG Classification of Directors – International Policy 2010

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company

Non-Independent Non-Executive Director (NED)
•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

•
Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•
Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•
Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative[1] of a current employee of the company or its affiliates;

•	Relative[1] of a former executive of the company or its affiliates;

    ·  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered. [4]

•	Any additional relationship or principle considered to compromise independence under local corporate best practice guidance.

Independent NED

•	No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:
[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues (the recipient is the party receiving the financial proceeds from the transaction). For Central and Eastern European countries: A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value (of all outstanding financing operations) compared to the company’s total assets is more than 5 percent.

[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure

[5] For purposes of RMG director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•
A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•
Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BYCASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3.           Capital Structure

General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet RMG guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally vote FOR share repurchase programs/market repurchase authorities, provided that the proposal meets the following parameters:

•	Maximum volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”); • Duration does not exceed 18 months.

For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, RMG will assess the company’s historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, RMG will support the proposed authority.

In addition, vote AGAINST any proposal where:

•	The repurchase can be used for takeover defenses;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks;

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

RMG may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as oneoff company specific events (e.g. capital re-structuring). Such proposals will be assessed case-by-case based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

•	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

    ·  The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4.           Other Items

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, RMG reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, RMG places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause RMG to scrutinize a deal more closely.

•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? RMG will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

In evaluating resolutions that seek shareholder approval on related party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

•	the parties on either side of the transaction;

•	the nature of the asset to be transferred/service to be provided;

•	the pricing of the transaction (and any associated professional valuation);

•	the views of independent directors (where provided);

•	the views of an independent financial adviser (where appointed);

•	whether any entities party to the transaction (including advisers) is conflicted; and

•	the stated rationale for the transaction, including discussions of timing.

If there is a transaction that RMG deemed problematic and that was not put to a shareholder vote, RMG may recommend against the election of the director involved in the related-party transaction or the full board.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

3.           In Appendix C, entitled “Additional Information About the Funds’ Portfolio Managers,” the following information is added immediately following the information relating to AllianceBernstein L.P. on page C-14:

Compensation

The compensation of William Blair & Company’s portfolio managers, analysts, traders, marketers, and client service professionals is based on the firm’s mission:  “to achieve success for its clients.”  The portfolio managers, analysts, and traders who are principals of William Blair & Company receive compensation consisting of a base salary, a share of the firm’s profits, and a discretionary bonus.  Each principal’s ownership stake and bonus (if any) can vary over time, and is determined by the individual’s sustained contribution to the firm’s revenue, profitability, long-term investment performance, intellectual capital, and brand reputation.  Compensation of non-principal portfolio managers is based upon the same factors, with the exception of their ownership interest in the firm.

All employees are provided competitive compensation and benefits packages.  Based on tenure and merit, many employees will have an opportunity to benefit from equity ownership in the firm as well.

In addition to the Fund, Mr. McClone manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts*	Number	Assets	Number	Assets
Registered Investment Companies	3	1,061,525,101	0	0
Other Pooled Investment Vehicles	3	1,082,622,061	0	0
Other Accounts	7	1,767,050,526	0	0
*As of  June 30, 2011

In addition to the Fund, Mr. Urbina manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts*	Number	Assets	Number	Assets
Registered Investment Companies	4	1,829,937,759	0	0
Other Pooled Investment Vehicles	6	1,447,888,333	0	0
Other Accounts	14	3,021,349,098	0	0
*As of  June 30, 2011